PBI-0451: An Orally Administered 3CL Protease Inhibitor of SARS-CoV-2 for COVID-19 Review of Data Presented at 29th Conference on Retroviruses and Opportunistic Infections (CROI) February 14, 2022 EXHIBIT 99.3

This presentation contains "forward-looking statements" and information that are based on beliefs and assumptions and on information currently available and that are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the Pardes Biosciences’ (“Pardes”) strategy, projections based upon interim data, clinical and development plans, prospects and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, but are not limited to, statements about: the initiation, timing, progress, results, the ability of Pardes’ clinical trials to demonstrate acceptable safety and pharmacokinetics for product candidate, PBI-0451; statements about the potential attributes and benefits of Pardes’ product candidate, including the potential for achieving sustained target blood concentrations as a stand-alone drug. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, development of competing therapeutic treatments for COVID-19 on Pardes’ business, results of nonclinical and early clinical studies may not be representative or predictive of the outcomes of on-going or future clinical studies, interim, “topline” and preliminary data from our clinical trial may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data, and/or other risks and uncertainties, including those included under the header “Risk Factors” in the most recent registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission. Although Pardes believes that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors, and involve known and unknown risks, uncertainties and other factors that may cause Pardes’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pardes or our affiliates, directors, officers, employees or advisers or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Pardes cautions you not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation speak only as of the date of this document or other date specified in the presentation, and Pardes does not undertake or accept any obligation to release publicly any update or revision to any of these forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation concerns PBI-0451, a drug candidate, which is under clinical investigation, and which has not yet been approved for marketing by the U.S. Food and Drug Administration. This drug candidate is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Cautionary Note Regarding Forward Looking Statements © 2022 Pardes Biosciences, Inc.

Introduction and Key Takeaways

- PBI-0451 is a potent, orally bioavailable investigational 3CL protease (3CLpro)[1] inhibitor being developed as a potential stand-alone antiviral for SARS-CoV-2, the virus responsible for COVID-19
- In *in vitro* studies PBI-0451 exhibited selectivity and was not mutagenic or phototoxic
- In *in vivo* toxicology studies PBI-0451 was determined not to exhibit adverse findings at the highest doses tested
- PBI-0451 is being evaluated in an ongoing phase 1 study, and has shown (to date):
  - Favorable tolerability with all Treatment Emergent Adverse Events (TEAEs) assessed as mild in severity
  - Good oral bioavailability and dose-linear single- and multiple-dose pharmacokinetics upon administration with food over a >20-fold dose range
  - A lack of a clinically significant drug-drug interactions due to P-gp/CYP450 3A inhibition (ritonavir)
- PBI-0451 700 mg (2 × 350 mg tablets) administered twice-daily as a stand-alone agent achieved and maintained PK exposures that company believes have potential to provide potent antiviral activity against SARS-CoV-2
- Additional dose escalations and PK evaluations in this ongoing phase 1 study will inform on phase 2/3 dose selection

Pardes Biosciences

1. 3CLpro is also called the viral main protease (M^{pro}) and plays a major role in coronavirus replication

© 2022 Pardes Biosciences, Inc.

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Background

- Coronavirus disease 2019 (COVID-19) due to SARS-CoV-2 infection has resulted in an unprecedented global health emergency and is now the 3rd leading cause of death in the U.S.[1]
- There is a need for safe, highly effective, and simple-to-use orally administered agents that can be deployed globally as a simple outpatient therapy for SARS-CoV-2 infection, particularly for those at greatest risk (e.g., patients who take multiple medications for comorbid conditions)
- The coronavirus (CoV) 3-chymotrypsin like protease (3CLpro, also called the viral Main Protease, or M^{pro}) is an essential viral enzyme necessary for early steps of coronaviral replication[2]
- 3CLpro is highly conserved across known coronaviruses, including emerging SARS-CoV-2 variants of concern (VOCs) such as Delta and Omicron[3]
- 3CLpro is a clinically validated target and treatment of SARS-CoV-2 infection with a protease inhibitor has been demonstrated to reduce the risk of hospitalization and death from COVID-19[3]

1. https://www.statista.com/statistics/1254560/leading-causes-of-death-in-the-us-average-number-daily/
2. Jin Z, et al. Nature. 2020;582(7811):289-293.
3. https://www.covid19treatmentguidelines.nih.gov/therapies/statement-on-therapies-for-high-risk-nonhospitalized-patients/

Pardes Biosciences

© 2022 Pardes Biosciences, Inc.

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In Vitro Virology Studies

- PBI-0451 was observed to have broad activity against a range of human pathogenic coronavirus proteases (229E, HKU1, NL63, OC43, SARS-CoV-1, MERS), as well as SARS-CoV-2 variants of concern (including the Omicron P132H)
  - *In vitro* activity (K_i) against SARS-CoV-2 $3CL^{pro}$ enzyme = 2.7 nM
- Antiviral activity was also assessed in multiple cell-based SARS-CoV-2 assays, including in inducible pluripotent stem cell-derived alveolar type II (iPS-AT2) lung cells, A549-ACE2 lung cells and the Vero E6 cell line

Virus	Cell line	Antiviral assay	EC_{50} [nM, mean (SD)]	EC_{90} [nM, mean (SD)]	CC_{50} [nM]
SARS-CoV-2 WA1 [1] (MOI 0.004)	iPS-AT2	SARS-CoV-2 (PFU/mL)	32 (25), n=4	106 (90)	>2,000
SARS-CoV-2 WA1 [1] (MOI 0.004)	iPS-AT2	SARS-CoV-2 (RNA copy/mL)	37 (19), n=4	67 (35)	>2,000
SARS-CoV-2_NLuc[1] (MOI 0.025)	A549-ACE2	SARS CoV-2 (nanoluciferase)	23 (16), n=6	114 (85)	>10,000
SARS-CoV-2, Wuhan[2] (MOI 0.001)	Vero E6 cell line (+efflux inhibitor)	Cytopathic effect (GFP assay)	48, n=2	--	>30,000
SARS-CoV-2[3] (Delta, MOI 0.002)	Vero E6 cell line (+efflux inhibitor)	Cytopathic effect (neutral red assay)	--	78, n=1	37,000
SARS-CoV-2[3] (Delta, MOI 0.002)	Vero E6 cell line (+efflux inhibitor)	Viral yield reduction	--	<32, n=1	37,000

CC_{50}, half-maximal cytotoxic concentration; EC_{50}, half-maximal effective concentration; EC_{90}, 90% effective concentration; MOI, multiplicity of infection (PFU/cell); PFU, plaque-forming unit.
1. Vanderbilt University Medical Center; Stevens LJ, et al. ASV 2021; Nidovirus Symposium 2021. 2. Rega Institute for Medical Research. 3. Utah State University.

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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Potential for off-target toxicity was assessed with respect to activity against human receptors and proteases High selectivity (no effect observed at 10 µM or >600-fold) against 44 human receptors Greater than 160-fold selectivity over human proteases tested, including Cathepsin-S, -K, and -L In Good Laboratory Practice (GLP) in vitro and in vivo toxicology studies PBI-0451 demonstrated Lack of mutagenic potential observed in Ames or in vitro and in vivo micronucleus tests Lack of phototoxicity observed in 3T3 cells Fourteen-day GLP general toxicology studies were conducted in CD1 mouse and beagle dogs High-dose groups in the mouse (240 mg/kg) and dog (30 mg/kg) were deemed to be the no adverse effect level (NOAEL) No adverse findings were observed clinically, on gross necropsy, or in chemistry and hematology No adverse findings were observed on the central nervous, respiratory, or cardiovascular systems No clinically relevant adverse histopathology changes were observed Mouse: finding of increased liver weight at 240 mg/kg evidenced reversibility Dog: all observed changes considered spontaneous in nature © 2022 Pardes Biosciences, Inc. Non-Clinical Toxicology Studies Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

Placebo-controlled, blinded, randomized (8:2, active PBI-0451 : placebo), dose-escalation phase 1 study in healthy adult participants1 Single-ascending dose (SAD) and multiple (10-day) -ascending dose (MAD) cohorts to date 100 & 300 mg fasted SAD (suspension)2 100, 300, 1050, 2100 mg with food SAD (suspension)2 150 mg once-daily (QD), 225 mg twice-daily (BID) (suspension), 700 mg BID (2 x 350 mg tablet)2 Preliminary food effect assessment: administration with a representative meal (500 Kcal, 12% fat) Potential for drug-drug interaction (DDI) due to P-glycoprotein (P-gp) and CYP450 3A (CYP3A) inhibitors was explored upon single and multiple doses with ritonavir 100 mg (PBI-0451 20 & 50 mg QD) Safety is being assessed throughout the study, including physical examinations, laboratory testing, and electrocardiograms TEAEs were assessed by the Investigator as to relatedness to the blinded study drug and severity PBI-0451 measured in plasma with LC-MS/MS; non-compartmental (NCA) PK determined using Phoenix WinNonlin v8.3 © 2022 Pardes Biosciences, Inc. Ongoing First-in-Human Phase 1 Study1: Design 1. NCT05011812 2. Blinded study drug administered orally with 240 mL of water Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

To date, PBI-0451 has been generally well tolerated over a >20-fold single- and >14-fold multiple-total daily dose range Results for SAD, MAD & ritonavir DDI cohorts, data through 01/31/22 There have been no treatment or study interruptions or discontinuations reported No serious adverse events or deaths have been reported Investigator-reported TEAEs (See next slide for details) All TEAEs were assessed as mild in severity, and resolved without intervention The majority of TEAEs were considered not or unlikely related to blinded study drug Possibly or probably related TEAEs reported in >2 participants: gastrointestinal-related (abdominal bloating, decreased appetite, diarrhea, dyspepsia, flatulence, nausea) and headache © 2022 Pardes Biosciences, Inc. Ongoing First-in-Human Phase 1 Study: Results Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc. Interim Assessment of Blinded TEAE: All Mild in Severity To Date1 Blinded† TEAEs (N=10, 8 active : 2 placebo per cohort) Cohort Total Not related Unlikely related Possibly related Probably related Definitely related Single-dose cohorts (through day 6 post-dose and day 15 post-study follow-up) 100 mg fasted 4 (10) 2 (4) 2 (6) 0 0 0 100 mg fed 6 (8) 6 (7) 1 (1) 0 0 0 300 mg fasted 4 (4) 2 (2) 1 (1) 1 (1) 0 0 300 mg fed 5 (8) 3 (5) 1 (1) 2 (2) 0 0 1050 mg fed 7 (17) 5 (13) 1 (1) 2 (3) 0 0 2100 mg fed 8 (16) 6 (10) 3 (4) 1 (2) 0 0 20 mg + ritonavir 4 (6) 3 (4) 0 2 (2) 0 0 Multiple-dose cohorts (through day 11 post-dose and day 26 post-study follow-up) 50 mg + ritonavir 9 (32) 6 (15) 3 (3) 7 (14) 0 0 150 mg QD 5 (9) 4 (6) 2 (3) 0 0 0 225 mg BID 10 (32) 7 (12) 4 (4) 7 (16) 0 0 700 mg BID (tablets) 10 (30) 7 (11) 5 (9) 7 (8) 2 (2) 0 † Combined PBI-0451 & Placebo groups (N=10/cohort) as study is ongoing and remains blinded 1. Data through 01/31/22 Data reported: number of participants experiencing TEAEs (total number of reported TEAEs). QD, once-daily; BID, twice daily. Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

Ongoing First-in-Human Phase 1 Study: Positive Food Effect Observed

PBI-0451 single ascending doses administered in the fasted state or with food (N=8/cohort, suspension)

PBI-0451 concentration-time profile



300 mg Fasted
100 mg Fasted
300 mg Fed
100 mg Fed
Concentration (ng/mL)
5000
1000
100
10
0
12
24
36
48
60
72
Hours Post-dose

Mean +/- 95% CI

PBI-0451 single ascending dose pharmacokinetics

NCA PK estimates	Fasted administration		Administration with food	
	100 mg (N=8)	300 mg (N=8)	100 mg (N=8)	300 mg (N=8)
AUC_{inf} (µg*hr/mL), mean (CV%)	2.40 (31)	3.30 (25)	3.11 (41)	9.04 (33)
C_{max} (µg/mL), mean (CV%)	0.771 (71)	0.728 (22)	0.821 (31)	2.29 (38)
T_{max} (hr), median (IQR)	0.75 (0.5, 1.5)	2.0 (0.94, 2.5)	2.00 (2.0, 2.5)	1.5 (1.5, 2.3)
Terminal $t_{1/2}$ (hr), median (IQR)	13.6 (10.6, 15.2)	11.1 (10.0, 12.3)	11.2 (8.3, 13.3)	12.3 (10.6, 15.7)

AUC_{inf}, area under the curve from time zero to infinity; CV%, coefficient of variation; IQR, interquartile range; T_{max}, time of maximum plasma concentration; $t_{1/2}$, estimated terminal elimination half-life.

- PBI-0451 PK showed improved oral bioavailability with food vs. fasted administration
  - 34% higher at 100 mg when administered with food versus fasted administration
  - 247% higher at 300 mg when administered with food versus fasted administration

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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Ongoing First-in-Human Phase 1 Study: Good Oral Bioavailability and Dose-Proportional Exposure

PBI-0451 single ascending doses administered with food (N=8/cohort, suspension)

PBI-0451 concentration-time profile



Concentration (ng/mL)
10000
5000
1000
100
10
0
12
24
36
48
60
72
Hours
2100 mg
1050 mg
300 mg
100 mg
Mean +/- 95% CI

PBI-0451 single ascending dose pharmacokinetics

NCA PK estimates	Administration with food			
	100 mg (N=8)	300 mg (N=8)	1050 mg (N=8)	2100 mg (N=8)
AUC_{inf} (µg*hr/mL), mean (CV%)	3.11 (41)	9.04 (33)	30.5 (54)	52.6 (28)
C_{max} (µg/mL), mean (CV%)	0.821 (31)	2.29 (38)	5.98 (53)	8.22 (23)
T_{max} (hr), median (IQR)	2.00 (2.0, 2.5)	1.5 (1.5, 2.3)	2.0 (1.9, 2.1)	2.0 (1.5, 3.25)
Terminal $t_{1/2}$ (hr), median (IQR)	11.2 (8.3, 13.3)	12.3 (10.6, 15.7)	13.9 (12.7, 15.9)	16.3 (15.9, 17.8)

AUC_{inf}, area under the curve from time zero to infinity; CV%, coefficient of variation; IQR, interquartile range; T_{max}, time of maximum plasma concentration; $t_{1/2}$, estimated terminal elimination half-life.

- Exhibited good oral bioavailability and was observed to have dose-proportional increases in exposure over a >20-fold dose range when administered with food
- Concentration-time profile provides evidence for a two-compartment PK profile

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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Ongoing First-in-Human Phase 1 Study: Interim Results
No Evidence for a Clinically Significant DDI due to P-gp/CYP3A Inhibitor†

PBI-0451 co-administered with ritonavir 100 mg, with food (N=8/cohort, suspension)

PBI-0451 concentration-time profile



50 mg + RTV 100 mg QD x 5 days
50 mg + RTV 100 mg x 1
20 mg + RTV 100 mg x 1
Concentration (ng/mL)
5000
1000
100
10
0
12
24
Hours Post-dose

mean +/- 95% CI

PBI-0451 PK upon coadministration w/ritonavir 100 mg

NCA PK estimates	20 mg + ritonavir 100 mg (N=8)	50 mg + ritonavir 100 mg (N=8)	
	Single dose	Day 1 (first dose)	Day 5 (QD dosing)‡
$AUC_{inf/tau}$ (µg*hr/mL), mean (CV%)	0.564 (41)	1.90 (13)	1.66 (36)
C_{max} (µg/mL), mean (CV%)	0.156 (23)	0.589 (24)	0.574 (47)
T_{max} (hr), median (IQR)	2.0 (1.5, 2.5)	2.0 (1.5, 2.0)	2.0 (1.5, 2.5)
$t_{1/2}$ (hr), median (IQR)	4.1 (3.9, 4.2)	3.9 (2.7, 4.2)	4.1 (3.8, 4.7)

AUC_{inf}, area under the curve from time zero to infinity; AUC_{tau}, area under the curve over the dosing interval (tau, 24 hr on Day 5); CV, coefficient of variation; T_{max}, time of maximum plasma concentration; $t_{1/2}$, estimated terminal elimination half-life; QD, once-daily; IQR, interquartile range.
‡ PK results from Day 1 and Day 5 of a 10-day dosing regimen.

† Dose-normalized effect of ritonavir on systemic exposure (AUC): ~25%
(estimated for 50 mg + ritonavir Day 1 versus 100 mg fed single dose cohort)

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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PBI-0451 Multiple Ascending Dose PK† © 2022 Pardes Biosciences, Inc. Ongoing First-in-Human Phase 1 Study: Interim Results Good Oral Bioavailability and Dose-Proportional Exposure Dose-proportional increases were observed upon single- to multiple-dose administration as the suspension formulation Single- to multiple-dose exposure observed accumulation ratios correspond to an estimated effective t1/2 of 4 to 6 hours Mean (CV%) NCA PK estimates  Multiple dose administration with food 150 mg QD 225 mg BID Mean (CV%) NCA PK parameter  Day 1  Day 5  Day 1  Day 5  AUCinf/tau (µg*hr/mL) 3.09 (25) 2.92 (23) 5.46 (29) 6.48 (21) Cmax (µg/mL) 1.09 (50) 1.10 (39) 1.87 (39) 1.94 (36) Ctau (µg/mL) 0.014 (26) 0.023 (39) 0.093 (57) 0.209 (92) AUCinf, area under the curve from time zero to infinity (Day 1); AUCtau, area under the curve over the dosing interval (tau, 12 hr on Day 5); CV, coefficient of variation. † PK results from Day 1 and Day 5 of a 10-day dosing regimen.  PBI-0451 concentration-time profile PBI-0451 multiple ascending doses administered with food (N=8/cohort, suspension) Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

Ongoing First-in-Human Phase 1 Study: Interim Results
Multiple Dose Human Pharmacokinetics 700 mg (2 x 350 mg tablets)

PBI-0451 700 mg (2 x 350 mg tablets) x 5 days administered with food (N=8/cohort, Tablets)

PBI-0451 concentration-time profile



Day 1, 0-12 hr
Day 1, 12-24 hr
Day 3, C24
Day 5, 0-12 hr
Day 5, 12-24 hr
Concentration (ng/mL)
5000
1000
100
10
Target PK based on EC90
Target PK based EC50
0
24
48
72
96
120
Mean +/ 95% CI
Hours

0-24 hour PK sampling on Days 1 & 5; C24, trough sample (C12) for the second dose on Day 3

PBI-0451 single and multiple ascending dose PK†

Mean (CV%) NCA PK parameter	700 mg (2 × 350 mg) Tablets BID	
	Day 1	Day 5
$AUC_{inf/tau}$ (µg*hr/mL)	17.0 (16)	17.4 (18)
C_{max} (µg/mL)	3.65 (14)	3.78 (19)
C_{tau} (µg/mL)	0.312 (19)	0.404 (14)

AUC_{inf}, area under the curve from time zero to infinity (Day 1); AUC_{tau}, area under the curve over the dosing interval (tau, 12 hr on Day 5); CV, coefficient of variation.
† PK results from Day 1 and Day 5 of a 10-day dosing regimen.

Target PK values:

- EC_{50} derived: 23 nM [76.0 ng/mL]
- EC_{90} derived: 114 nM [374 ng/mL]
- Derived by applying a 7.25-fold protein binding-shift[1] to SARS-CoV-2_NLuc assay values (Slide 5, *in vitro* virology)

Pardes Biosciences

1. Comparative equilibrium dialysis method in human serum. Method by Mo H. et al. *J Viral Hepat.* 2011 May;18(5):338-48.

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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© 2022 Pardes Biosciences, Inc. Interim Conclusions and Next Steps PBI-0451 demonstrated potent antiviral activity in both enzymatic and cellular assays and had high selectivity against human receptors and proteases in vitro PBI-0451 exhibited no adverse findings in in vitro and in vivo toxicology studies Single- and multiple-doses of PBI-0451 in this ongoing phase 1 study shown (to date): Favorable tolerability with all TEAEs assessed as mild in severity Good oral bioavailability and dose-linear single- and multiple-dose PK upon administration with food over a >20-fold dose range A lack of a clinically significant DDI due to P-gp/CYP3A inhibition (ritonavir) PBI-0451 700 mg (2 × 350 mg tablets) administered twice-daily as a stand-alone agent achieved and maintained PK exposures that company believes has potential to provide potent antiviral activity against SARS-CoV-2 Additional dose escalations and PK evaluations in this ongoing phase 1 study continue and will inform on phase 2/3 dose selection

Thank you